                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                               CepTor Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Florida                          333-105793                   11-2897392
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                 (IRS Employer
of Incorporation)                 File Number)            Identification Number)

          200 International Circle, Suite 5100, Hunt Valley, MD 21030
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 527-9998
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

            On February 4, 2005, CepTor Corporation, a Delaware corporation (the
"Company"),  filed a  Certificate  of  Correction  to its Amended  and  Restated
Certificate of  Incorporation,  in order to conform the rights and privileges of its Series A Preferred  Stock,  par value $0.0001 per share, to the descriptions set forth in the Company's Private Placement Memorandum, dated October 22, 2004.
The Company does not maintain a class of equity  securities  that is  registered under Section 12 of the Securities Exchange Act of 1934, as amended.

            The Certificate of Correction is filed as exhibit 3.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

            Exhibit No.        Description
            -----------        -----------

            3.1                Certificate   of   Correction  to  the  Company's
                               Amended    and    Restated     Certificate     of
                               Incorporation.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CEPTOR CORPORATION

Dated: February 10, 2005                   By: /s/ William H. Pursley
                                               ------------------------
                                               William H. Pursley,
                                               Chairman and Chief
                                               Executive Officer